SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                          [X]

Filed by a Party other than the Registrant       [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12

                              ASA (Bermuda) Limited
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      5) Total fee paid:

      --------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange  Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
                                    --------------------------------------------
         2) Form, Schedule or Registration Statement No.
                                                        ------------------------
         3) Filing Party:
                         -------------------------------------------------------
         4) Date Filed:
                       ---------------------------------------------------------

                              ASA (BERMUDA) LIMITED

                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209


January [__], 2005

Dear Shareholder,

         You are cordially invited to attend the 2005 Annual General Meeting of Shareholders (the "Meeting") of ASA (Bermuda) Limited (the "Company"), which will be held on Thursday, March 3, 2005, at 10:00 A.M., Eastern Time, at the offices of UBS, 1285 Avenue of the Americas, 14th Floor, New York, NY, 10020.

     The Meeting is the first Annual General Meeting of Shareholders since the reorganization on November 19, 2004 of ASA Limited ("ASA"), a South African public limited liability company and the predecessor company to the Company, into the Company, a Bermuda exempted limited liability company (the "Reorganization"). In connection with the Reorganization, shareholders of ASA received shares of the Company. Because the Company commenced operations on November 22, 2004 following the Reorganization, certain of the information in the accompanying materials relates to ASA as the predecessor company.

          Among the matters to be acted on at the Meeting is a proposal to approve Amended and Restated Bye-Laws for the Company. Management believes that the Amended and Restated Bye-Laws would enhance the Company's corporate governance. Under the Amended and Restated Bye-Laws: (i) a minimum of thirty
(30) days' advance notice would be provided to the Company's shareholders of any meeting of shareholders; (ii) one-third (1/3) of the outstanding voting securities of the Company would constitute a quorum for purposes of conducting a shareholder meeting; and (iii) at least a majority of the directors of the Company would be persons who are not "Interested Persons" of the Company, as defined by the Investment Company Act of 1940, as amended ("1940 Act"). These provisions are commensurate with customary by-law provisions of most U.S. closed-end investment companies, and will affect positively the rights of shareholders of the Company.

         Further details of the business to be transacted at the meeting can be found in the accompanying Notice of Annual General Meeting and Proxy Statement. We invite you to attend the meeting in person. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. Accordingly, we ask that you please sign, date and return the enclosed proxy card at your earliest convenience. As an alternative to using the proxy card to vote, you may vote by telephone or through the Internet. Please follow the instructions on the enclosed proxy card.

         On behalf of the Board of Directors and management of the Company, I extend our appreciation for your continued support.


                                   Yours Sincerely,


                                   Robert J.A. Irwin
                                   Chairman, President and Treasurer
                                   ASA (Bermuda) Limited

                              ASA (BERMUDA) LIMITED

                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                ------------------------------------------------
                                  MARCH 3, 2005

NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of Shareholders of ASA (Bermuda) Limited (the "Company") will be held on Thursday, March 3, 2005, at 10:00 A.M., Eastern Time, at the offices of UBS, 1285 Avenue of the Americas, 14th Floor, New York, NY, 10020, for the purpose of considering and acting upon the following business:

           1.     To elect the Company's Board of Directors.

           2. To appoint Ernst & Young LLP as the Company's independent auditors for the fiscal year ending November 30, 2005 and to authorize the Audit Committee of the Board to set the auditors' remuneration.

           3. To consider and approve the Amended and Restated Bye-Laws of the Company.

           4. Such other business as may properly come before the Meeting or any adjournment thereof.

During  the  Meeting,   management  also  will  present  the  Company's  audited
financial statements for the fiscal year ended November 30, 2004.

The Board of Directors has fixed the close of business on January 25, 2005 as the record date for the determination of the shareholders of the Company entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof.


                                          By order of the Board of Directors,


                                          Paul K. Wustrack, Jr.
                                          Secretary

           January __, 2005


                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     If your shares are registered in your name, please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided by the date of the Meeting. IF YOU SIGN, DATE, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSALS. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the proxy card to vote, you may vote by telephone or through the Internet. To vote via the Internet, please access the website listed on your proxy card.

     If we do not receive your voting instructions after our original mailing, you may be contacted by the Company or by our proxy solicitor, D.F. King & Co., Inc. The Company or our proxy solicitor will remind you to appoint a proxy.

         If you hold shares in "street name" through a broker or other nominee, you should contact your nominee with your instructions for attendance or voting at the meeting.

                              ASA (BERMUDA) LIMITED

                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                  MARCH 3, 2005


                     SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy card is solicited by the Board of Directors (the "Board") of ASA (Bermuda) Limited (the "Company") for use at the Annual General Meeting of the Company's shareholders (the "Meeting") to be held on March 3, 2005. The proxy may be revoked by a shareholder at any given time prior to its use at the Meeting by an instrument in writing delivered to the Secretary, c/o ASA (Bermuda) Limited, 11 Summer Street, 4th Floor, Buffalo, NY 14209, or delivered to him at the Meeting.

The Meeting is the first Annual General Meeting of Shareholders since the reorganization on November 19, 2004 of ASA Limited ("ASA"), a South African public limited liability company and the predecessor company to the Company, into the Company, a Bermuda exempted limited liability company (the "Reorganization"). In connection with the Reorganization, shareholders of ASA received shares of the Company. Because the Company commenced operations on November 22, 2004 following the Reorganization, certain of the information in this proxy statement relates to ASA as the predecessor company.

The expense of preparing, assembling, printing and mailing the proxy card and the material used for the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, the Company will retain D.F. King & Co., Inc., New York, N.Y. to aid in the solicitation of proxies. Such solicitation will be by mail and telephone. For these services the Company will pay D.F. King & Co., Inc. a fee of approximately $___, plus reimbursement of its out-of-pocket expenses. The Company will also reimburse brokers, nominees and fiduciaries that are record owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of such shares. The approximate mailing date of this proxy statement and the proxy card will be January 28, 2005.

                              VOTING AT THE MEETING

Only shareholders of record at the close of business on January 25, 2005 (the "Record Date") will be entitled to vote. There are 9,600,000 shares of the Company outstanding, each of which entitles the holder to one vote. Each valid proxy received at or before the Meeting will be voted at the Meeting in accordance with the instructions on the proxy card. If no instructions are indicated, the proxies will vote in favor of the proposals. Shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone or
(3) by mail. If you have Internet access, WE ENCOURAGE YOU TO RECORD YOUR VOTE ON THE INTERNET. When you vote via the Internet or by phone, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.

The Company does not know of any beneficial owner of more than five percent of the Company's outstanding shares as of the Record Date.

The Annual Report of the Company for the fiscal year ended November 30, 2004, including financial statements accompanies this proxy statement.

                           QUORUM AND REQUIRED VOTING

The Company's organizational documents require that at least one shareholder present in person or by proxy and entitled to vote shall constitute a quorum for purposes of conducting a shareholder meeting. If, within five minutes from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned until such other day, time and place as the directors may by notice to the shareholders appoint. If a quorum is present but sufficient votes in favor of any of the items are not received, the Chairman of the Meeting or any shareholder who is present or represented and entitled to vote at the Meeting may propose one or more adjournments of the Meeting to permit further soliciting of proxies from the Company's shareholders or to allow for increased attendance at the Meeting. Any such adjournment will require the affirmative vote of the holders of a majority of the shares that are represented (in person or by proxy) at the Meeting. If the persons named in the enclosed proxy card are appointed as proxies, such proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders.

The election of directors, the appointment of independent auditors and authorization of the Audit Committee to set the auditors' remuneration, and the approval of the Amended and Restated Bye-Laws of the Company each requires the affirmative vote of a majority of votes cast at the Meeting, whether in person or by proxy. Votes withheld, abstentions and "Broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for quorum purposes, but will have no effect on the vote.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Unless contrary instructions are given, if the persons named in the enclosed proxy card are appointed as proxies, such persons will vote such proxy for the election of the nominees listed below to serve as directors of the Company until the next Annual General Meeting of Shareholders. Each nominee was nominated for election as a director of the Company by the Board on January 12, 2004. Each nominee has consented to serve if elected. In the event that any of the nominees is unable or declines to serve as a director, an event that the management of the Company does not anticipate, proxies may be voted at the Meeting for the election of another person in his stead. The following is a list of each nominee, their age, address, principal occupations and present positions, including any affiliations with the Company, the length of service to the Company and any other directorships held.

                               POSITION HELD, TERM OF
      NAME, ADDRESS(1)         OFFICE (2) AND LENGTH     PRINCIPAL OCCUPATION DURING THE
           AND AGE                 OF TIME SERVED                PAST FIVE YEARS               OTHER DIRECTORSHIPS
           -------                 --------------                ---------------               -------------------

INTERESTED DIRECTORS*:
Robert J.A. Irwin, 77         Chairman, Treasurer and   Chairman of the Board of ASA       Director of ASA.  Former
                              Director since 2003;      since 1993, Treasurer since        director, President and
                              President and Chief       1999; Director since 1987          Chief Executive Officer of
                              Executive Officer since                                      Niagara Share Corporation
                              2004

Chester A. Crocker, 63        Director since 2004;      James R. Schlesinger Professor     Director of:  Universal
                              Assistant Secretary       of Strategic Studies, School of    Corporation, First Africa
                              since 2004                Foreign Service, Georgetown        Holdings Ltd.; Good Governance
                                                        University, President of Crocker   Group, Ltd., Chairman and
                                                                                           Director of United States
                                                                                           Institute of Peace

Ronald L. McCarthy, 71        Director since 2004;      Director and Managing Director     Director of ASA.
                                                        of ASA since 1988; South African
                                                        Secretary of ASA since 2001

INDEPENDENT DIRECTORS**:

Harry M. Conger, 74           Deputy Chairman (non-     Chairman and CEO Emeritus of       Director of Apex Silver
                              executive), Director      Homestake Mining Company           Mines (silver mining
                              since 2004                                                   company).

Henry R. Breck, 68            Director since 2004       Chairman and director of Ark       Director of Butler Capital
                                                        Asset Management Co., Inc.         Corporation.
                                                        (registered investment adviser)

Joseph C. Farrell, 69         Director since 2004       Former Chairman, President and     Director of Universal
                                                        CEO of The Pittston Company        Corporation and Skyline
                                                                                           Airways, Inc.

James G. Inglis, 60           Director since 2004       Chairman of Melville Douglas       Director of Harding
                                                        Investment Management (pty) Ltd.   International Investments

Malcolm W. MacNaught, 68      Director since 2004       Former Vice President and          Director of ASA and
                                                        Portfolio Manager at Fidelity      Meridian Gold, Inc.
                                                        Investments

Robert A. Pilkington, 59      Director since 2004       Investment banker and Managing     Director of ASA and Avocet
                                                        Director of UBS Securities, LLC    Mining PLC
                                                        or predecessor companies since
                                                        1985

A. Michael Rosholt, 84        Director since 2004       Chairman of the National           Director of ASA.  Former
                                                        Business Initiative (South         Chairman of Barlow Rand
                                                        Africa), a non-profit              Limited (financial,
                                                        organization                       industrial and mining
                                                                                           corporation)
---------------------
(1) The address for each director is c/o LGN Associates, P.O. Box 269, Florham Park, NJ 07932.
(2) Each director of the Company will serve as such until the next Annual General Meeting of Shareholders.
* An "interested person" of the Company, as such term is defined in the 1940 Act, by reason of being an officer of the
Company or by reason of receipt of compensation from the Company other than for service as director of the Company.
** A director that is not an "interested person" of the Company.

         To the extent require by law in the future, the Company will endeavor to elect a Chairman of the Board that is not an "interested person" of the Company.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information as of November 30, 2004 regarding the beneficial ownership of shares of the Company by each director, each executive officer and all directors and all executive officers as a group, including the dollar range of the value of equity securities beneficially owned by each director.

                                                        AMOUNT AND NATURE OF              DOLLAR RANGE OF SHARE
                 NAME OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP (1)(2)                OWNERSHIP
                 ------------------------            ---------------------------                ---------
            INTERESTED DIRECTORS:
            Robert J.A. Irwin                                   3,000                         Over $100,000
            Ronald L. McCarthy                                  None                               None
            Chester A. Crocker                                   400                          $10,001-$50,000

            INDEPENDENT DIRECTORS:
            Henry R. Breck                                      1,000                         $10,001-$50,000
            Harry M. Conger                                     1,100                         $50,001-$100,000
            Joseph G. Farrell                                   1,000                         $10,001-$50,000
            James G. Inglis                                     None                               None
            Malcolm W. MacNaught                                1,000                         $10,001-$50,000
            Robert A. Pilkington                                3,000                          Over $100,000
            A. Michael Rosholt                                  None                               None

            OTHER OFFICER
            Paul K. Wustrack                                       10                            $0-$10,000

            All Directors and Executive                        10,510
            Officers as a group

------------------------
(1)      Each  individual has sole voting and  investment  power over the shares shown opposite his name, except that Mr. Irwin has shared  voting and investment power over 142 shares owned by his wife.
(2)      The shares shown for each individual and for all directors and executive  officers as a group constituted less than 1% of the Company outstanding shares.

                          BOARD AND COMMITTEE MEETINGS

The Board has an Audit Committee, a Compensation Committee, an Ethics Committee, and a Nominating Committee. The Audit Committee acts pursuant to a written charter, which is included herein as Appendix A. The Audit Committee currently consists of Messrs. MacNaught (Chairman), Pilkington and Rosholt. The responsibilities of the Audit Committee include overseeing (a) the Company's accounting and financial reporting policies and practices, (b) the Company's internal controls and procedures, and (c) the integrity, quality and objectivity of the Company's financial statements and the audit thereof. The Audit Committee is directly responsible for the selection (subject to ratification by a majority of the independent directors and the approval of shareholders), compensation, oversight and, when appropriate, termination of the Company's independent auditors.

The current members of the Compensation Committee are Messrs. Conger (Chairman), Inglis and Pilkington, each of which is an Independent Director. The function of the Compensation Committee is to make recommendations regarding the compensation of officers and directors of the Company.

The current members of the Ethics Committee are Messrs. Farrell (Chairman), Breck and Crocker. The function of the Ethics Committee is primarily to ensure compliance by the directors, officers and other access persons with the Company's Code of Ethics and Rule 17j-l under the 1940 Act.

The current members of the Nominating Committee are Messrs. Pilkington (Chairman), Conger and Rosholt, each of which is an Independent Director. The Nominating Committee is responsible for identifying qualified candidates for the Board and the committees of the Board.

           INFORMATION REGARDING THE COMPANY'S PROCESS FOR NOMINATING
                               DIRECTOR CANDIDATES

Nominating Committee Charter. The Nominating Committee serves pursuant to a written charter (the "Charter"). The Charter is available on the Company's website at www.asaltd.com. According to the Charter, the Nominating Committee ("Committee") was created by the Board to assist the Board in (i) considering and evaluating the structure, composition and membership of the Board and each of its committees, (ii) evaluating and recommending the persons to be nominated by the Board for election as directors at the next annual meeting of shareholders and to fill vacancies on the Board as necessary, and (iii) evaluating and recommending directors to serve as members of the committees of the Board. The Committee is comprised of at least three members of the Board, each of whom is an Independent Director.

Nominee Qualifications. According to the Charter, the Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of the Company's shareholders and to promote the effective operations of the Board. In considering director candidates, the Committee may take into account a variety of factors, including whether the candidates (i) are of the highest character and integrity; (ii) have distinguished records in their primary careers; (iii) have substantial experience and breadth of knowledge which is of relevance to the Company, particularly relating to gold and other precious metals, finance, securities law, the workings of the securities markets, or investment management; (iv) have sufficient time available to devote to the affairs of the Company in order to fulfill their duties and responsibilities, including service on Board committees; (v) are committed to working collaboratively with other members of the Board in promoting the best long-term interests of shareholders; (vi) qualify as Independent Directors; and
(vii) are free of any conflicts of interest that would interfere with the proper performance of their duties as directors. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

Identifying Nominees. The Committee considers candidates from any source deemed appropriate by the Committee, including: (a) the Company's current directors,
(b) the Company's officers, and (c) the Company's shareholders. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm to identify potential candidates.

Shareholder Communications. The Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Shareholders may send resumes of recommended persons to the Chairman-Nominating Committee of ASA (Bermuda) Limited c/o LGN Associates, P.O. Box 269, Florham Park, NJ 07932. The shareholder recommendation must be received at the above-address not less than 120 calendar days prior to the first anniversary of the date on which the Company's proxy statement for the prior year's annual meeting was released to shareholders. The shareholder recommendation must be accompanied by all information relating to such candidate that is required to be disclosed in solicitations of proxies for the election of directors. In addition, the shareholder recommendation must be accompanied by the written consent of the candidate to stand for election if nominated by the Board and to serve if elected by the shareholders. No nominee recommendation has been received from a shareholder within the past 120 days.

                         DIRECTOR ATTENDANCE AT MEETINGS

In accordance with Section 91B of the Companies Act 1981 of Bermuda, the directors of the Company are entitled to receive notice of, and to attend and be heard at, any or all general meetings. Although the Company does not have a policy on director attendance at the Annual General Meetings of Shareholders, directors are encouraged to do so. During the fiscal year ended November 30, 2004 there were three meetings of the Board of the Company and one meeting of the Audit Committee, Compensation Committee and the Ethics Committee. Each director attended 75% or more of meetings of the Board and the Committees on which he served.

                               EXECUTIVE OFFICERS

The current executive officers of the Company are Mr. Irwin, Chairman and Treasurer since 2003; President and Chief Executive Officer since 2004 and Mr. Wustrack, Secretary and Chief Compliance Officer since 2004. Executive Officers are elected at the first Board meeting after each annual meeting of shareholders to serve for the ensuing year.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

The Company does not know of any director, officer or beneficial owner of more than 10% of the Company's shares who failed to file on a timely basis, during the fiscal year ended November 30, 2004, reports required by Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act").

                          DIRECTOR/OFFICER COMPENSATION

Each non-South African director receives an annual fee of $20,000 for his services as a director and a fee of $1,000 for each Board and Committee meeting (whether in person or by telephone) that he attends. Each South African director receives the rand equivalent of $20,000 as an annual fee for his services as a director, the rand equivalent of $2,000 for each Board meeting that he attends in person, if held outside of South Africa, and the rand equivalent of $1,000 for each Board meeting he attends by telephone. In addition, South African directors receive a meeting fee of the rand equivalent $1,000 for each committee meeting attended (whether in person or by telephone) during the year. The Chairman of the Audit Committee receives an additional $2,000 for each Audit Committee meeting that he attends. The Company pays to any retired director who served as a director of the Company or its predecessor, ASA, for at least twelve years an annual retainer equal to 75% of the annual directors' fee from time to time in effect. Directors retiring after attaining the age of 70 are entitled to such retainer for life; directors retiring prior to attaining such age are entitled to such retainer for the lesser of life or the number of years they served as a director.

For purposes of this table, the compensation includes compensation paid by both ASA and the Company for the fiscal year ended November 30, 2004.

                                                                  PENSION OR            TOTAL
                                            AGGREGATE        RETIREMENT BENEFITS   ESTIMATED ANNUAL   COMPENSATION FROM
           NAME OF PERSON                 COMPENSATION       ACCRUED AS PART OF      BENEFIT UPON      COMPANY PAID TO
             & POSITION                   FROM COMPANY        COMPANY EXPENSES      RETIREMENT (1)        DIRECTORS
             ----------                   ------------        ----------------      --------------        ---------

INTERESTED DIRECTORS:
Robert J.A. Irwin, Chairman, Chief          $368,000                 (2)              $15,000(3)           $ 27,000
Executive Officer, President,
Treasurer and Director

Chester A. Crocker,                          $31,000                  --                $15,000            $ 31,000
Assistant Secretary and Director

Ronald L. McCarthy,                         $111,000                  --                $15,000            $ 32,000
Director

INDEPENDENT DIRECTORS:

Harry M. Conger,                             $25,000                  --                $15,000            $ 29,000
Director and Deputy Chairman
(non-executive)

Henry R. Breck,                              $29,000                  --                $15,000            $ 31,000
Director

Joseph C. Farrell,                           $29,000                  --                $15,000            $ 31,000
Director

James G. Inglis,                             $29,000                  --                $15,000            $ 34,000
Director

Malcolm W. MacNaught                         $35,000                  --                $15,000            $ 39,000
Director

Robert A. Pilkington                         $30,000                  --                $15,000            $ 34,000
Director

A. Michael Rosholt                           $32,000                  --                $15,000            $ 37,000
Director

OTHER OFFICER

Paul K. Wustrack, Jr.                      $115,000
Chief Compliance Officer and
Secretary
                                                                                                           ----------
                                                                                                    Total    $325,000

----------------------

(1) All directors qualify to receive retirement benefits if they have served the Company or its predecessor, ASA, for at least twelve years prior to retirement. The amount shown for each director is the total benefits, which are, or would be payable to such person assuming such director had served twelve years as of November 30, 2004.

(2) In 1994, ASA entered into a supplemental non-qualified pension agreement with its Chairman. Under the terms of the agreement, ASA agreed to credit $25,000 per year for five years, beginning December 1, 1993, to a Supplemental Pension Account with interest credited at an annual rate of 3.5 %. The Board approved increases in the amount of the annual credit as follows: $28,125 in May 1999; $31,250 in February 2002; $45,000 in March 2003 and $55,000 in February 2004. The Company has agreed to assume and continue this agreement, and has recorded an asset in the amount of $150,750 at November 30, 2004.

(3) The amount shown for Mr. Irwin includes only the retirement benefits payable to him as a director and not the amounts payable to him under the supplemental pension agreement for his benefit by the Company.


REQUIRED VOTE: The election of Directors requires the affirmative vote of a majority of the votes cast at the Meeting.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL NO. 1.

        PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITORS' REMUNERATION

In accordance with Section 89 of the Companies Act 1981 of Bermuda, the Company's shareholders have the authority to appoint the Company's independent auditors and to authorize the Audit Committee of the Board to set the auditors' remuneration. The Audit Committee has nominated Ernst & Young LLP New York, New York ("Ernst & Young") to serve as the Company's independent public auditors to audit the accounts of the Company for the fiscal year ending November 30, 2005. The Board, including a majority of independent directors, has ratified the nomination of Ernst & Young and has directed the submission of their selection to shareholders for appointment.

Ernst & Young has no direct or indirect interest in the Company, except in its capacity as the Company's independent public auditors. The Company's Audit Committee reviewed the services provided by Ernst & Young and determined that Ernst & Young is independent of the Company.

A representative of Ernst & Young is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so

AUDIT AND NON-AUDIT FEES

Aggregate fees for professional services rendered the Company and its predecessor, to ASA as of or for the fiscal years ended November 30, 2004 and November 30, 2003 are set forth below. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

                                 Fiscal Year 2004         Fiscal Year 2003
                                 ----------------         ----------------
         Audit Fees              $ 100,000                $ 97,000
         Audit-Related Fees      $  28,750                $ -0-
         Tax Fees                $  18,000                $ 15,000
         All Other Fees          $ -0-                    $ -0-
                                 ____________            ____________

         Total                   $ 146,750                $ 112,000


         AUDIT FEES include the aggregate fees billed for professional services rendered by the independent auditors for the audit of financial statements and services rendered in connection with statutory or regulatory filings.

         AUDIT-RELATED FEES include the aggregate fees billed for assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of the Company's financial statements. The figure for 2004 includes fees billed in connection with the review of documents filed with the SEC related to the Reorganization.

         TAX FEES include the aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning, such as review of company tax calculations, tax returns and updates on tax law changes.

         ALL OTHER FEES include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by the independent auditors.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

The Audit Committee of the Company has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the DE MINIMIS exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Audit Committee may delegate its pre-approval authority to a subcommittee. If the Committee has delegated its pre-approval authority to a subcommittee, any decision of the subcommittee shall be presented to the full Committee at its next scheduled meeting. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service.

REQUIRED VOTE: The appointment of the Company's independent public auditors and the authorization for the Audit Committee to set the auditors' remuneration requires the affirmative vote of a majority of the votes cast at the Meeting.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL NO. 2.


              PROPOSAL 3: CONSIDERATION AND APPROVAL OF AMENDED AND
                        RESTATED BYE-LAWS OF THE COMPANY


The Board and management of the Company are committed to good corporate governance practices. As an investment company registered with the United States Securities and Exchange Commission pursuant to the 1940 Act, the Company is subject to the corporate governance requirements thereunder. In addition, upon the listing of its shares on the New York Stock Exchange on November 22, 2004, the Company became subject to the corporate governance requirements for New York Stock Exchange listed companies. To further enhance corporate governance, the management of the Company seeks approval by the shareholders of the Company of Amended and Restated Bye-Laws for the Company that would provide that:

o a minimum of thirty (30) days' advance notice will be provided to the Company's shareholders of any meeting of shareholders;

o one-third (1/3) of the outstanding voting securities of the Company will constitute a quorum for purposes of conducting a shareholder meeting; and

o at least a majority of the directors of the Company will be persons who are not "Interested Persons" of the Company, as defined by the 1940 Act ("Independent Director").

These provisions are commensurate with customary by-law provisions of most U.S. closed-end investment companies, and will affect positively the rights of shareholders of the Company. Currently, the Bye-Laws of the Company provide for five (5) days advance notice of shareholder meetings. While this provision is adequate under Bermuda law, the Board believes that a thirty (30) day provision is in keeping with good corporate governance standards, to allow shareholders sufficient time to prepare for such meetings. In addition, currently the Bye-Laws of the Company require the presence of one (1) shareholder in person or by proxy to constitute a quorum at any meeting of shareholders, in accordance with Bermuda law. The Board believes that a quorum of one-third (1/3) of the outstanding voting securities entitled to vote at the meeting is closer to the corporate governance standards that most of the Company's U.S. shareholders are accustomed to. Finally, the Board believes that the Bye-Laws should be revised to include a provision requiring at least a majority of the Directors to be Independent Directors. This provision is customary for most U.S. investment companies, and while the company's current Board fulfills this requirement already, the inclusion of such provision in the Bye-Laws will insure that the Board will continue to fulfill the independence obligation, as required under the 1940 Act. The Bye-Law provisions that would be changed in the Amended and Restated Bye-Laws are provided in Appendix C to this proxy statement.

REQUIRED VOTE: The approval of the Amended and Restated Bye-Laws requires the affirmative vote of a majority of the votes cast at the Meeting.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL NO. 3.


                      PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act 1981 of Bermuda, the Company's audited financial statements for the fiscal year ended November 30, 2004 will be presented at the Meeting. These statements have been approved by the Company's Board. There is no requirement under Bermuda law that such statements be approved by the shareholders, and no such approval will be sought at this Meeting.

                              SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be included in the proxy statement and proxy card for the 2006 Annual General Meeting, the proposal must be received no later than [September 30], 2005.

Under Rule 14a-4 of the Exchange Act, a shareholder who wishes to present a proposal for consideration at the 2006 Annual General Meeting without inclusion of such proposal in the Company's Proxy Statement and Proxy must send notice of such proposal to the Company no later than [November 14], 2005. If notice for such proposal is not received by [November 14], 2005, management proxies may use their discretionary authority to vote on such proposal. Bermuda law provides that only shareholders holding not less than 5% of the total voting rights in the Company or 100 registered shareholders together may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at the registered office of the Company no less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

                                  OTHER MATTERS

The management of the Company knows of no other business that will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named in the enclosed proxy form will, if appointed as proxy, vote thereon in accordance with their best judgment.

                                        ASA (Bermuda) Limited

                                        Robert J.A. Irwin, Chairman of the Board

January [__], 2005

                                   APPENDIX A

                              ASA (BERMUDA) LIMITED

                             AUDIT COMMITTEE CHARTER

                                   A. PURPOSE

The Audit Committee of ASA (Bermuda) Limited ("Company") has been created to:

     1. assist the Board of Directors in its oversight and monitoring of:

         a. the Company's accounting and financial reporting policies and practices;

         b. the Company's internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain of the Company's service providers;

         c. the integrity, quality and objectivity of the Company's financial statements and the independent audit thereof;

         d.   the    Company's    independent    auditors,    including    their
              qualifications, independence and performance;

         e.   the Company's  compliance with legal and regulatory  requirements;
              and

     2. prepare the report required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement.

Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In carrying out its responsibilities, the members of the Committee shall be entitled to rely, in good faith, on (1) the integrity of those persons and organizations inside and outside the Company from which the Committee receives information and (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations.

The Committee's function is oversight. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit. The independent auditors shall report directly to the Committee and are ultimately accountable to the Board of Directors and the Committee.

                             B. COMMITTEE MEMBERSHIP

     1. NUMBER. The Committee shall be comprised of at least three members of the Board of Directors.

     2. INDEPENDENCE. Each member of the Committee shall meet the independence requirements of the New York Stock Exchange ("NYSE") and Section
          10A(m)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the applicable rules thereunder. No member of the Committee shall be an "interested person" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Investment Company Act"), and the rules thereunder) of the Company.

     3. FINANCIAL LITERACY. Each member of the Committee shall be financially literate, as such qualification is determined by the Board of Directors in its business judgment (or shall become financially literate within a reasonable period of time after his or her appointment). At least one member of the Committee shall have accounting or related financial management expertise, as such qualification is determined by the Board of Directors in its business judgment. The Board of Directors shall determine whether any members of the Committee are "audit committee financial experts" as defined by applicable SEC rules.

     4. CHAIRMAN. Unless the Board of Directors appoints a Chair of the Committee, the Committee shall appoint a Chair.

     5. COMPENSATION. The compensation of Committee members shall be set by the Board of Directors. No member may accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company (other than fees for serving on the Board of Directors or any committee thereof). The receipt of a fixed amount of pension or other form of deferred compensation from the Company for prior service (provided such compensation is not contingent in any way on continued service) is not considered a compensatory fee. The requirement that such amount be fixed does not preclude customary objectively determined adjustment provisions such as cost of living adjustments.

     6. SELECTION AND REMOVAL. Members of the Committee shall be appointed by the Board of Directors.

                           C. MEETINGS AND PROCEDURES

     1. MEETINGS. The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than twice annually. Meetings may be called by the Chair of the Committee or by a majority of the Committee members. Meetings shall be chaired by the Chair of the Committee or, in the Chair's absence, by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities which permit all persons participating in the meeting to hear or communicate with each other simultaneously. The Chair of the Committee, in consultation with the other Committee members, shall set meeting agendas and the places and times of the meetings consistent with this Charter. A majority of the members of the Committee shall constitute a quorum for the transaction of business. When more than two members are present, the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee, and when only two members are present, the unanimous vote of the two members shall constitute the act of the Committee.

          The Committee should be provided with meeting materials before Committee meetings with sufficient time to review and consider relevant issues and to request supplemental information as necessary. Management will endeavor to send materials to the Committee at least five days in advance of a meeting.

          The Committee shall keep minutes of its meetings and provide copies of such minutes to the full Board for its review.

          The Committee shall meet periodically with management and with the independent auditors in separate executive sessions.

          The Committee may request any officer or employee of the Company or representatives of the Company's service providers, outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     2. SUBCOMMITTEES. The Committee may delegate its authority to one or more subcommittees (including a subcommittee comprised of a single member) when it deems appropriate.

     3. INDEPENDENT ADVISERS. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of the full Board, to retain special legal, accounting or other advisers.

     4. FUNDING. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or rendering other audit, review or attest services and to any advisers retained by the Committee and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                        D. AUTHORITY AND RESPONSIBILITIES

In addition to any other duties and responsibilities which may be assigned from time to time by the Board, the Committee shall be responsible for the following matters:

     Oversight of Independent Auditors
     ---------------------------------

     1. SELECTION AND TERMINATION. The Committee shall be directly responsible for selecting, compensating, overseeing, evaluating and, when appropriate, terminating the Company's independent auditors (subject to the applicable requirements of the Investment Company Act and the rules and orders thereunder, including those pertaining to approval by disinterested directors and ratification by shareholders).

     2. INDEPENDENCE. The Committee shall review and evaluate the independent auditors' independence. In connection with this review and evaluation, the Committee shall at least annually obtain and review a report by the independent auditors describing all relationships between the independent auditors and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Committee shall discuss with the independent auditors any disclosed relationships or services that might impact the objectivity and independence of the auditors. The Committee shall consider whether:

          a.   the independent auditors should be rotated, and

          b. the lead audit or reviewing partner should be rotated more frequently than is required by law and applicable SEC rules.

     3. QUALIFICATIONS. The Committee shall review and evaluate the independent auditors' qualifications, including considering whether the independent auditors' quality controls are adequate. In connection with this review and evaluation, the Committee shall at least annually obtain and review a report by the independent auditors describing:

          a.   the independent  auditors'  internal quality control  procedures;
               and

          b. any material issues raised by (1) the most recent internal quality - control review, or peer review, of the firm, or (2) any inquiry or investigation by governmental or professional authorities within the preceding five years regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

          The Committee shall review and evaluate the lead partner of the independent auditor team.

     4. PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES. Except as provided in the next sentence, the Committee shall have the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Committee prior to the completion of the audit. If the Committee has delegated its pre-approval authority to a subcommittee, any decision of the subcommittee shall be presented to the full Committee at its next scheduled meeting. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service.

     5. COMPENSATION. The Committee shall approve all audit and non-audit fees of the independent auditor.

     6. HIRING OF EMPLOYEES OF INDEPENDENT AUDITORS. The Committee shall set clear policies for the Company's hiring of current or former employees of the independent auditors who participated in any capacity in the audit of the company.

     7. OVERSIGHT. The independent auditors shall report directly to the Committee and the Committee shall be directly responsible for oversight of the work of the independent auditors, including resolution of disagreements between the Company's management and the independent auditors regarding financial reporting. In connection with its oversight role, the Committee shall:

          a. review and discuss with the independent auditors the planning, scope and staffing of the independent auditors' audits; and

          b. obtain assurance from the independent auditors that Section 10A of the Exchange Act has not been implicated.

     Financial Statement and Disclosure Matters
     ------------------------------------------

     8. REVIEW AND DISCUSSION OF AUDITED FINANCIAL STATEMENTS. The Committee shall review the Company's financial statements to be sent to shareholders and filed with the SEC. In connection with the review of the annual audited financial statements, and otherwise as appropriate, the Committee shall:

          a.   Discuss with management and the independent auditors:

                    o significant issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles;

                    o any major issues as to the adequacy of the Company's internal control over financial reporting and any steps adopted in light of significant or material control deficiencies;

                    o any analyses or other communications (whether written or oral) prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including the development, selection and disclosure of critical accounting policies and analysis of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements;

                    o the effect of regulatory and accounting initiatives on the Company's financial statements;

                    o    related-party transactions; and

                    o any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

          b. Review the bases of accounting and valuation for marketable securities and, when applicable, the method of determining fair value for securities for which a market price is not available.

          c. Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

          d. Discuss with the Company's legal counsel legal matters that may have a material effect on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          e. In conjunction with the President, review the Company's Company's internal control over financial reporting and disclosure controls and procedures, including whether there are any significant deficiencies or material weaknesses in the design or operation of such internal control over financial reporting, any corrective action taken with regard to such deficiencies and weaknesses and any fraud involving management or other employees with a significant role in such internal control over financial reporting.

          f. Recommend to the full Board whether the annual audited financial statements should be included in the Company's annual report to be sent to shareholders and filed with the SEC.

          g. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

          h. Discuss generally with management of the Company's earnings releases.

     9.   PROCEDURES FOR COMPLAINTS - the Committee shall:

          a.   Establish procedures for:

                    o the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

                    o the confidential, anonymous submission by employees of the Company and its service providers of concerns regarding questionable accounting or auditing matters.

          b. Review any significant complaints regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures.

     10. RISK MANAGEMENT. The Committee shall discuss with management the Company's major financial risk exposure and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

                            E. REPORTING TO THE BOARD

     1. REPORTS TO THE BOARD. The Committee shall make regular reports to the full board. Such reports shall include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company's independent auditors, the performance of the internal audit function, and any other matters that the Committee deems appropriate or is requested to be included by the Board.

     2. CHARTER. The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

     3. SELF-EVALUATION. The Committee shall evaluate its own performance annually.


January 12, 2005

                                   APPENDIX B

                             AUDIT COMMITTEE REPORT

                              ASA (BERMUDA) LIMITED

The Audit Committee of the Board of Directors of ASA (Bermuda) Limited (the "Company") has reviewed the Company's audited financial statements for the fiscal year ended November 30, 2004. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Audit Committee has discussed with the Company's independent auditors, Ernst & Young LLP, the matters required pursuant to SAS 61 and has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with Ernst & Young LLP the independence of Ernst & Young LLP.

Based on this review and discussion, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report for the fiscal year ended November 30, 2004.

This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent as defined in the New York Stock Exchange's listing standards.

         Malcolm W. MacNaught (Chairman)

         Robert A. Pilkington

         A. Michael Rosholt

                                   APPENDIX C

                       PROPOSED REVISED BYE-LAW PROVISIONS
                                 (AS EXCERPTED)


1.  REVISED BYE-LAW 5

                             MODIFICATION OF RIGHTS

5. Subject to the Companies Acts, all or any of the special rights for the time being attached to any class of shares for the time being issued may from time to time (whether or not the Company is being wound up) be altered or abrogated with the consent in writing of the holders of not less than seventy five percent (75%) of the issued shares of that class or with the sanction of a Resolution passed at a separate general meeting of the holders of such shares voting in person or by proxy. To any such separate general meeting, all the provisions of these Bye-Laws as to general meetings of the Company shall MUTATIS MUTANDIS apply, but so that the necessary quorum shall be one third of persons holding or representing by proxy any of the shares of the relevant class, that every holder of shares of the relevant class shall be entitled on a poll to one vote for every such share held by him and that any holder of shares of the relevant class present in person or by proxy may demand a poll.


2.  REVISED BYE-LAW 32
                           NOTICE OF GENERAL MEETINGS

32. An Annual General Meeting shall be called by not less than thirty (30) days notice in writing and a Special General Meeting shall be called by not less than thirty (30) days notice in writing. The notice shall be exclusive of the day on which it is served or deemed to be served and of the day for which it is given, and shall specify the place, day and time of the meeting, and, the nature of the business to be considered. Notice of every general meeting shall be given in any manner permitted by Bye-Laws 99 and 100 to all Shareholders other than such as, under the provisions of these Bye-Laws or the terms of issue of the shares they hold, are not entitled to receive such notice from the Company and every Director and to any Resident Representative who or which has delivered a written notice upon the Registered Office requiring that such notice be sent to him or it.

         Notwithstanding that a meeting of the Company is called by shorter notice than that specified in this Bye-Law, it shall be deemed to have been duly called if it is so agreed:

         32.1 in the case of a meeting called as an Annual General Meeting, by all the Shareholders entitled to attend and vote thereat; or

         32.2 in the case of any other meeting, by a majority in number of the Shareholders having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five (95) percent in nominal value of the shares giving that right.

3.  REVISED BYE-LAW 35

                         PROCEEDINGS AT GENERAL MEETINGS

35. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman, which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Bye-Laws, one third of the outstanding Shareholders present in person or by proxy and entitled to vote shall be a quorum for all purposes.

4.  REVISED BYE-LAW 58

                      APPOINTMENT AND REMOVAL OF DIRECTORS

58. The number of Directors shall be not less than two (2) and not more than fifteen (15) or such numbers in excess thereof as the Company by Resolution may from time to time determine. At least a majority of such Directors shall be persons who are not "Interested Persons," as defined by the Investment Company Act. Subject to the Companies Acts and these Bye-Laws, the Directors shall be elected or appointed by Shareholders and shall serve for such term as the Company by Resolution may determine, or in the absence of such determination, until the termination of the next Annual General Meeting following their appointment. All Directors, upon election or appointment (except upon re-election at an Annual General Meeting), must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within thirty (30) days of their appointment.

                              ASA (BERMUDA) LIMITED

              PROXY FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                  MARCH 3, 2005

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN, DATE, AND
              RETURN THE PORTION BELOW IN THE ENCLOSED ENVELOPE TO:
                                    [ADDRESS]


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ASA (BERMUDA) LIMITED ("COMPANY"). The undersigned hereby appoints as proxies Henry
R. Breck and Lawrence G. Nardolillo, and each of them (with power of substitution), to vote all of the undersigned's shares in the Company at the Annual General Meeting of Shareholders to be held on March 3, 2005 at 10:00 a.m., at the offices of UBS, 1285 Avenue of the Americas, 14th Floor, New York, NY 10020, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal relating to the Company, with discretionary power to vote upon such other business as may properly come before the Meeting.

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                     YOUR VOTE IS IMPORTANT. IF YOU ARE NOT
                       VOTING BY PHONE OR INTERNET, PLEASE
                       DATE AND SIGN THIS PROXY BELOW AND
                       RETURN IT PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

   TO VOTE BY TOUCH-TONE PHONE, PLEASE CALL [___-___-____] TOLL FREE. TO VOTE
     VIA THE INTERNET, PLEASE VISIT [WEBSITE ADDRESS]. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR SIGNED AND COMPLETED PROXY CARD TO [___-___-____].

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
                       KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS:                                                              FOR ALL
                                                                               NOMINEES,
                                                                               EXCEPT AS
                                                                               INDICATED      AGAINST ALL    WITHHOLD AS TO
                                                                               ALONGSIDE        NOMINEES      ALL NOMINEES
1. To elect the Company's Board of                                                [ ]             [ ]             [ ]
     Directors:                             INSTRUCTIONS:
                                            To vote against any
         R.J.A. Irwin                       individual, cross his name
         H.R. Breck                         with an X;  To withhold your
         H.M. Conger                        vote, strike a line through
         C.A. Crocker                       his name.
         J.C. Farrell
         J.G. Inglis
         M.W. MacNaught
         R.L. McCarthy
         R.A. Pilkington
         A.M. Rosholt
                                                                                  FOR           AGAINST         ABSTAIN
2.   To appoint Ernst & Young LLP as the Company's  independent auditors for the  [ ]             [ ]             [ ]
     fiscal year ending  November 30, 2005 and to authorize the Audit  Committee of the Board to set the auditors' remuneration.

3.   To consider and approve the Amended and Restated Bye-Laws of the Company.    [ ]             [ ]             [ ]

                         YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE
                       DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

          TO VOTE BY TOUCH-TONE PHONE, PLEASE CALL [___-___-____] TOLL FREE. TO VOTE VIA THE INTERNET, PLEASE VISIT [WEBSITE
            ADDRESS]. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR SIGNED AND COMPLETED PROXY CARD TO [___-___-____].



      -------------------------------------------------------------------------------------- --------------------------------
      Signature (Please sign within box)                                                     Date
      -------------------------------------------------------------------------------------- --------------------------------
      (X)
      -------------------------------------------------------------------------------------- --------------------------------
      Signature (Joint Owner(s))                                                             Date
      -------------------------------------------------------------------------------------- --------------------------------
      (X)
      -------------------------------------------------------------------------------------- --------------------------------
      (X)
      -------------------------------------------------------------------------------------- --------------------------------

                                                                18